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                                                                 Exhibit 23.1


                        CONSENT OF INDEPENDENT AUDITORS


The Board of Directors
Lithia Motors, Inc.

We consent to the use of our report included and incorporated herein by reference and to the reference to our firm under the heading "Experts" in the prospectus.

KPMG LLP

Portland, Oregon
January 25, 2002